DREYFUS BALANCED FUND, INC.

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus Balanced Fund, Inc. (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"), in exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a substantially similar investment objective and management policies as the Fund. The Acquiring Fund is a series of Dreyfus Premier Manager Funds II.

          The Dreyfus Corporation ("Dreyfus"), the Fund's and Acquiring Fund's investment adviser, has reviewed all of the equity and bond funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. In addition, at the request of the Fund's Board, Dreyfus conducted a separate review of the performance record of the Fund. As a result of these reviews, the Fund is one of the funds that Dreyfus recommended, and the Fund's Board of Directors approved, be consolidated with another fund in the Dreyfus Family of Funds. The Acquiring Fund, like the Fund, is a "balanced" fund which normally invests in a diversified mix of stocks and fixed-income securities. Wisconsin Capital Management, Inc. serves as the sub-investment adviser to the Acquiring Fund and provides the day-to-day management of the Acquiring Fund's investments. The Fund's Board believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund with a better performance record. Dreyfus believes that the reorganization could promote more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Fund's Board of Directors has unanimously approved the proposed reorganization. The Directors believe that the proposal set forth in the enclosed notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote FOR the proposal.

           Remember, your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Stephen E. Canter President

October 6, 2004

TRANSFER OF THE ASSETS OF
DREYFUS BALANCED FUND, INC.
TO AND IN EXCHANGE FOR CLASS Z SHARES OF
DREYFUS PREMIER BALANCED OPPORTUNITY FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS BALANCED FUND, INC. INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about December 17, 2004 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Balanced Fund, Inc. (the "Fund"). The Fund will then cease operations. You will receive Class Z shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Board believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that is managed by Dreyfus and sub-advised by Wisconsin Capital Management, Inc. ("Wisconsin Capital"). By combining the Fund with the Acquiring Fund, which has more assets and a significantly better performance record than the Fund, Dreyfus should be able to provide more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

The Fund seeks long-term capital growth and current income and the Acquiring Fund seeks high total return through a combination of capital appreciation and current income. To pursue their respective goals, the Acquiring Fund and Fund invest in stocks and fixed-income securities. The investment policies, practices and limitations of each fund (and the related risks) are similar, but not identical. The Fund's normal asset allocation is approximately 60% stocks and 40% fixed-income securities. The Acquiring Fund will vary the mix of stocks and bonds from time to time, but normally will allocate more than 50% of its assets to stocks and the remainder (at least 25%) to bonds and other fixed-income securities. Generally, the Acquiring Fund employs a more flexible approach to equity investing than the Fund. The equity component of the Acquiring Fund's portfolio is comprised of large company stocks, small company stocks, growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. The Acquiring Fund invests principally in investment grade fixed-income securities (up to 5% of its assets may be invested in securities rated below investment grade). The Fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (but not lower than B). Dreyfus is the investment adviser for each fund. Dreyfus has engaged Wisconsin Capital to serve as the Acquiring Fund's sub-investment adviser. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. You may also continue to purchase and sell Class Z shares of the Acquiring Fund online through the Dreyfus.com website.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE?

Under its agreement with Dreyfus, the Fund pays Dreyfus a management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. The Acquiring Fund pays Dreyfus a management fee at the annual rate of 0.80% of the value of the Acquiring Fund's average daily net assets. Dreyfus, in turn, pays Wisconsin Capital for the provision of sub-investment advisory services to the Acquiring Fund. Although the management fee payable by the Acquiring Fund is higher than that payable by the Fund, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund's Class Z shares until at least November 30, 2006, so that the total annual operating expenses of the Acquiring Fund's Class Z shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the Fund's total annual operating expenses as of August 31, 2004 (the Fund's fiscal year end).

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE PROPOSED REORGANIZATION?

No sales charge or CDSC will be imposed at the time of the reorganization nor will you be subject to a sales charge on any additional investments you make in Class Z shares of the Acquiring Fund, or a CDSC upon the redemption of such shares, for as long as your account is open.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Fund's Board of Directors has determined that reorganizing the Fund into another fund managed by Dreyfus, that has a substantially similar investment objective and investment policies as the Fund, and a significantly better performance record, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger fund with a better performance record. By combining the Fund with the Acquiring Fund, Dreyfus should be able to provide more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Fund's Board of Directors believes the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Directors recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS BALANCED FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus Balanced Fund, Inc. (the "Fund"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, December 1, 2004, at 10:00 a.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"), a series of Dreyfus Premier Manager Funds II, in exchange for the Acquiring Fund's Class Z shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on September 24, 2004 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Michael A. Rosenberg Secretary

New York, New York
October 6, 2004

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS BALANCED FUND, INC.

To and in Exchange for Class Z Shares of

DREYFUS PREMIER BALANCED OPPORTUNITY FUND
(A Series of Dreyfus Premier Manager Funds II)

PROSPECTUS/PROXY STATEMENT
October 6, 2004

Special Meeting of Shareholders
To Be Held on Wednesday, December 1, 2004

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Balanced Fund, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, December 1, 2004, at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on September 24, 2004 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets to Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"), a series of Dreyfus Premier Manager Funds II (the "Trust"), in exchange for the Acquiring Fund's Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class Z shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class Z shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

          This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated October 6, 2004, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. Wisconsin Capital Management, Inc. ("Wisconsin Capital"), as sub-investment adviser to the Acquiring Fund, is responsible for the day-to-day management of the Acquiring Fund's investments. The funds have a substantially similar investment objective and investment management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated September 21, 2004, as revised October 7, 2004, Annual Report for its fiscal year ended November 30, 2003 (including its audited financial statements for the fiscal year), and Semi-Annual Report for the six months ended May 31, 2004 each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, its Annual Report for the fiscal year ended August 31, 2003 and Semi-Annual Report for the six months ended February 29, 2004, please call your financial adviser, or call 1-800-645-6561, visit the Dreyfus.com website or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of August 31, 2004, there were 9,285,463 Fund shares issued and outstanding.

           Proxy materials will be mailed to shareholders of record on or about October 14, 2004.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization

Exhibit B: Description of the Board Members for the Acquiring Fund	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Trust, has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class Z shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will be terminated and cease operations.

          As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization, nor will shareholders be subject to a sales charge on any additional investments made in Class Z shares of the Acquiring Fund, or a CDSC upon the redemption of such shares, for as long as the account is open.

          The Fund's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund have substantially similar investment goals and investment approaches. The Fund seeks long-term capital growth and current income. The Acquiring Fund seeks high total return through a combination of capital appreciation and current income. These investment objectives are fundamental policies which cannot be changed without the approval of a majority of the relevant fund's outstanding voting shares.

           Under normal circumstances, the Acquiring Fund, like the Fund, will invest its assets in a diversified mix of stocks and fixed-income securities. The Acquiring Fund selects securities that, in the portfolio managers' judgment, will result in the highest total return consistent with preservation of principal. The Acquiring Fund will vary the mix of stocks and bonds from time to time, but normally will allocate more than 50% of its assets to stocks and the remainder (at least 25% of its assets) to bonds and other fixed-income securities. The Fund's normal asset allocation is approximately 60% stocks and 40% fixed-income securities. However, the Fund is permitted to invest up to 75%, and as little as 40%, of its assets in stocks and up to 60%, and as little as 25%, of its assets in fixed-income securities. In allocating Fund and Acquiring Fund assets between stocks and fixed-income securities, the respective portfolio managers will assess the relative return and risk of each asset class, analyzing several factors, including general economic conditions, the valuation and volatility levels of stocks relative to fixed-income securities, anticipated future changes in interest rates and the outlook for stocks generally. Each fund may invest in foreign securities.

          The Acquiring Fund employs a more flexible approach to equity investing than the Fund. In seeking to achieve a better risk-adjusted return on the Acquiring Fund's stock investments, the portfolio managers for the Acquiring Fund create a broadly diversified core equity portfolio that includes a blend of large company stocks, small company stocks and growth stocks and value stocks. A flexible approach to equity investing should enable the Acquiring Fund to adapt to changing market trends and conditions and to invest wherever the portfolio managers believe opportunity exists.

          In choosing stocks for the Acquiring Fund to invest in, the portfolio managers look for companies that possess most of the following characteristics:

•	Leading market positions

•	High barriers to market entry and other competitive or technological advantages

•	High returns on equity and assets

•	Good growth prospects

•	Strong management

•	Relatively low debt burdens

          In choosing stocks, the Fund employs fundamental analysis, generally seeking companies with strong positions in their industries, and companies with a catalyst that can trigger a price increase (such as accelerating earnings growth, a corporate restructuring or change in management). The portfolio manager for the Fund selects stocks based on:

•	value, or how a stock is priced relative to its perceived intrinsic worth

•	growth, in this case the sustainability or growth of earnings or cash flow

•	financial profile, which measures the financial health of the company

          The Acquiring Fund normally invests at least 25% of its assets in fixed-income senior securities. The fixed-income senior securities in which the Acquiring Fund may invest include corporate bonds, short-term debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities and preferred stock that is convertible into common stock. The Acquiring Fund's investments in fixed-income securities generally have had a corporate sector bias relative to its benchmark for the fixed-income portion of its portfolio, the Lehman Brothers Intermediate Government/Credit Index. The corporate debt securities in which the Acquiring Fund invests generally will be issued by established companies.

          The Fund normally invests at least 25% of its assets in fixed-income securities. In choosing fixed-income securities, the Fund's portfolio managers review economic, market and other factors, leading to valuations by sector, maturity and quality. The Fund's fixed-income composition generally is similar to the Lehman Brothers U.S. Aggregate Index, which includes mortgage-related and asset-backed securities. The Fund's bond component consists primarily of domestic and foreign bonds issued by corporations or governments and rated investment grade or considered to be of comparable quality by Dreyfus.

          The Acquiring Fund, like the Fund, generally will invest in investment grade (rated Baa/BBB or higher) fixed-income securities, although the Acquiring Fund may invest up to 5% of its total assets in securities rated below investment grade. The Fund may invest up to 20% of its total assets in securities rated below investment grade (but not lower than B), or the unrated equivalent as determined by Dreyfus. The dollar-weighted average portfolio maturity of the fixed-income securities held by the Fund and the Acquiring Fund normally will not exceed 10 years.

          Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

          Each fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

          The Acquiring Fund is diversified, which means that with respect to 75% of the Acquiring Fund's total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). The Fund is a non-diversified fund, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

          For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Fund" in the Fund's Statement of Additional Information and "Description of the Company and Fund" in the Acquiring Fund's Statement of Additional Information.

          The Acquiring Fund is a separate series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. The Fund is a corporation organized under the laws of the State of Maryland. See "Certain Organizational Differences Between the Acquiring Fund and the Fund" below.

           Main Risks. Because each fund is a "balanced" fund and has a substantially similar investment objective and investment policies and restrictions, the principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar, although they may be described differently in the relevant Prospectus. The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the Acquiring Fund, as is the case with the Fund, will be affected by its asset allocation. If either fund favors an asset class during a period when that class underperforms, performance may be hurt. Additional risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Market sector risk. Each fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Foreign investment risk. To the extent the Fund or the Acquiring Fund invests in foreign securities, the respective fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase a fund's volatility.

•	Derivatives risk. The Fund and the Acquiring Fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), mortgage-backed securities and asset-backed securities. A small investment in derivatives could have a potentially large impact on the fund's performance. Certain derivatives, such as stripped mortgage-backed securities, may move in the same direction as interest rates. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with such fund's other investments.

          Each fund's investments in stocks and other equity securities also are subject to the following principal risks:

•	Growth and value stock risk. By investing in a mix of growth and value companies, the Acquiring Fund and the Fund assume the risks of both. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than other types of funds. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

•	Smaller company risk. The Acquiring Fund, and, to a lesser extent, the Fund may invest (typically, in the case of the Acquiring Fund, less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion. Each fund also may invest in midsize company stocks. Small and midsize companies carry additional risks because their earning and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•	IPO risk. Each fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

          Each fund's investments in bonds and other fixed-income securities also are subject to the following principal risks:

•	Interest Rate Risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the bond portion of the fund, the more its share price is likely to react to interest rates.

•	Credit Risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. Although each fund's bond investments will be primarily in investment grade bonds, the Acquiring Fund and the Fund may invest to a limited extent (up to 5% and 20%, respectively, of their total assets) in high yield ("junk") bonds which involve greater credit risk, including the risk of default, than investment grade bonds and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the portfolio might have to reinvest the proceeds in an investment offering a lower yield.

•	Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

•	Prepayment and Extension Risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising rates and its potential for price declines.

•	Non-diversification risk. (Fund only) The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

          The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund and the Acquiring Fund invests defensively in these securities, it might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

          See "Main Risks" in the relevant Prospectus and "Description of the Company and Fund" in the Acquiring Fund's Statement of Additional Information and "Description of the Fund" in the Fund's Statement of Additional Information for a more complete description of investment risks.

           Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of August 31, 2004. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of August 31, 2004, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. The management fee payable to Dreyfus by the Acquiring Fund (0.80%) is higher than that payable by the Fund (0.60%). However, Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Acquiring Fund's Class Z shares until at least November 30, 2006, so that the total annual operating expenses of the Acquiring Fund's Class Z shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.08%, the Fund's total expenses as of August 31, 2004 (the Fund's fiscal year end).

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                                  Pro Forma After
                                                                                  Reorganization
                                                           Acquiring Fund         Acquiring Fund
                                        Fund                 Class Z                  Class Z
                                      -----------        --------------           --------------
  Management fees                       0.60%                0.80%                    0.80%
  Rule 12b-1 fee                        none                  none                     None
  Shareholder services fee              0.07%                0.07%                    0.07%
  Other expenses                        0.41%                0.32%*                   0.32%*
                                        ----                 ----                     ----
  Total                                 1.08%                1.19%                    1.19%
  Fee waiver and/or expense             none                (0.11)%                  (0.11)%
  reimbursement
  Net operating expenses                1.10%                1.08%                    1.08%

_______________________

* "Other expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first and second year of the three-, five- and ten-years examples for the Acquiring Fund are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. The figures for the Acquiring Fund pro forma after the Reorganization would be the same as those shown for the Acquiring Fund Class Z shares. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

----------------------------------------------------------------------------------------------
Expense example

                                     1 Year          3 Years         5 Years         10 Years
----------------------------------------------------------------------------------------------

Fund shares                          $110            $343            $595            $1,317

Acquiring Fund Class Z shares        $110            $356            $633            $1,423

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Fund shows the changes in the performance of the Fund's shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class J shares from year to year. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund's Class J shares to those of the S&P 500 Index, a widely recognized unmanaged index of stock performance, as well as those of the Lehman Brothers Intermediate Government/Credit Bond Index, an index of all investment grade bonds with maturities of more than one year and less than ten years. The table for the Fund compares the average annual total returns of the Fund's shares to those of the S&P 500 Index; the Lehman Brothers U.S. Aggregate Index, a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of one to ten years; and a customized blended index composed of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index. Since Class Z shares of the Acquiring Fund are new, past performance information is not available for that class. There are no sales loads for Class J or Class Z shares of the Acquiring Fund or for Fund shares. The Reorganization will not involve the exchange of Class J shares of the Acquiring Fund. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. Class Z shares of the Acquiring Fund generally will not be available for new accounts.

          The Acquiring Fund commenced operations after all of the assets of another investment company (the "predecessor acquiring fund") advised by Wisconsin Capital were transferred to the Acquiring Fund in exchange for Class J shares of the Acquiring Fund in a tax-free reorganization on January 30, 2004. The Acquiring Fund's performance figures in the bar chart and table below represent the performance of the predecessor acquiring fund's shares. These performance figures have not been adjusted to reflect the Acquiring Fund's estimated operating expenses; if these expenses had been reflected, such performance may have been lower.

           After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund-- Class J Shares*
Year-by-year total returns as of 12/31 each year (%)

1.47	20.03	23.09	22.54	16.84	8.87	10.21	11.07	-9.39	21.96

'94	'95	'96	'97	'98	'99	'00	'01	'02	'03

Best Quarter: Worst Quarter:	Q4 '98 Q3 '02	+19.41% -12.39%

The year-to-date total return for Class J shares of the Acquiring Fund as of 6/30/04 was 1.67%.*

* Represents the performance of the predecessor acquiring fund's shares for periods prior to January 30, 2004.

Acquiring Fund--Class J Shares

Average annual total returns as of 12/31/03*

                                  1 Year          5 Years          10 Years
-------------------------------------------------------------------------------
Class J
returns before taxes              21.96%           8.05%           12.20%
                                  ---------------------------------------------
Class J
returns after taxes on
distributions                     21.57%           6.34%            9.66%
                                  ---------------------------------------------

Class J
returns after taxes on
distributions and sale of
fund shares                       14.45%           6.15%            9.30%
                                  ---------------------------------------------

S&P 500(R)Index
reflects no deduction for
fees, expenses or taxes           28.67%          -0.57%           11.06%
                                  ---------------------------------------------

Lehman Brothers
Intermediate
Government/Credit Bond Index
reflects no deduction for
fees, expenses or taxes            4.31%           6.65%            6.63%
                                  ---------------------------------------------

_______________________________
*  Represents the performance of the predecessor acquiring fund's shares.

Fund Shares
Year-by-year total returns as of 12/31 each year (%)

3.98	25.04	11.62	17.43	9.69	10.21	1.97	-4.46	-16.47	18.03

'94	'95	'96	'97	'98	'99	'00	'01	'02	'03

Best Quarter: Worst Quarter:	Q2 '03 Q3 '01	+11.10% 12.59%

The Fund's year-to-date total return as of 6/30/04 was 0.04%.

Fund
Average annual total returns as of 12/31/03

                                  1 Year         5 Years         10 Years
-------------------------------------------------------------------------------
Fund
returns before taxes              18.03%          1.15%           7.06%

Fund
returns after taxes
on distributions                  17.72%         -0.34%           4.80%

Fund
returns after taxes
on distributions and
sale of fund shares               11.91%          0.24%           4.89%

S&P 500 Index
reflects no deduction for
fees, expenses or taxes           28.67%         -0.57%           1.06%

Lehman Brothers Aggregate
Bond Index
reflects no deduction for
fees, expenses or taxes            4.10%          6.62%           6.95%

Customized Blended Index
reflects no deduction for
fees, expenses or taxes           18.84%          2.97%           9.94%
-------------------------------------------------------------------------------

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $158 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company with approximately $3.6 trillion of assets under management, administration or custody, including approximately $675 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

           Sub-Investment Adviser. Dreyfus has engaged Wisconsin Capital, formerly known as Thompson, Plumb & Associates, Inc., located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, to serve as the Acquiring Fund's sub-investment adviser. Wisconsin Capital served as the predecessor acquiring fund's investment adviser and administrator. Since 1984, Wisconsin Capital has provided investment advice to individuals and institutional clients with substantial investment portfolios. As of June 30, 2004, Wisconsin Capital had approximately $1.4 billion in assets under management. Wisconsin Capital, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the Acquiring Fund's investments.

           Primary Portfolio Managers. Thomas G. Plumb serves as primary portfolio manager for the Acquiring Fund. He managed or co-managed the predecessor acquiring fund since its inception in March 1987. Since the end of December 2003, Mr. Plumb has been President and sole owner of Wisconsin Capital; prior thereto, he had been Vice President of Wisconsin Capital since co-founding it in June 1984. David B. Duchow and Timothy R. O'Brien serve as associate portfolio managers for the Acquiring Fund; they served as such for the predecessor acquiring fund since March 2002. Clint A. Oppermann also serves as an associate portfolio manager of the Acquiring Fund. Messrs. Duchow and O'Brien have each been a portfolio manager and investment analyst for Wisconsin Capital since 1992 and 1997, respectively. Mr. Oppermann has been vice president and director of research of Wisconsin Capital since November 2001. Since August 1999, Mr. Oppermann has been a portfolio manager for Wisconsin Capital.

           Emerson Tuttle has managed the Fund's asset allocation and the equity portion of the Fund's portfolio since October 2004. Since December 2001, the Dreyfus Taxable Fixed Income Team, which consists of sector specialists, collectively makes investment decisions for the fixed-income portion of the Fund's portfolio. Mr. Tuttle has been employed by Dreyfus since January 2002, and is senior vice president of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus. Prior to joining TBCAM in September 2001, he was a principal at State Street Global Advisors where he was employed from April 1981 to September 2001.

           Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Trust and the Fund, each fund has different Board members. None of the Board members of the Trust or the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members"). For a description of the Board members of the Trust, see Exhibit B.

           Independent Registered Public Accounting Firms. Ernst & Young LLP is the Fund's independent registered public accounting firm. PricewaterhouseCoopers LLP is the Acquiring Fund's independent registered public accounting firm.

           Capitalization. The Fund has classified its shares into one class and the Acquiring Fund has classified its shares into seven classes - Class A, Class B, Class C, Class R, Class T, Class J and Class Z. Because the Fund does not offer Class A, Class B, Class C, Class R, Class T or Class J shares, there will be no exchange for Class A, Class B, Class C, Class R, Class T or Class J shares of the Acquiring Fund. Class Z shares are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the Reorganization. The following table sets forth as of June 30, 2004 (1) the capitalization of the Fund's shares, (2) the capitalization of Class Z shares of the Acquiring Fund and (3) the pro forma capitalization of Class Z shares of the Acquiring Fund, as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                                  Pro Forma After
                                                                                  Reorganization
                                                           Acquiring Fund         Acquiring Fund
                                        Fund                 Class Z                  Class Z
                                      -----------        --------------           --------------

  Total net assets                     $127,267,350           $0                   $127,267,350
  Net asset value per share               $13.28              N/A                     $18.89
  Shares outstanding                    9,581,782            None                   6,737,287

          The Fund's total net assets as of June 30, 2004 were $127,267,350. The Acquiring Fund's total net assets (Class A, Class B, Class C, Class R, Class T, Class J and Class Z) as of June 30, 2004 were $499,995,958. The Acquiring Fund currently does not offer Class Z shares. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes will invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

           Shareholders of another fund advised by Dreyfus--Dreyfus Premier Balanced Fund--also are being asked in proxy materials directed to them to approve a separate Agreement and Plan of Reorganization providing for the transfer of all of such fund's assets, subject to its liabilities, to the Acquiring Fund in exchange for Acquiring Fund Class A, Class B, Class C, Class R and Class T shares. As of June 30, 2004, Dreyfus Premier Balanced Fund had total net assets of $323,771,662. The reorganization of that fund, if approved by its shareholders, is scheduled to close on or about December 17, 2004. If approved by the Fund's shareholders, the Reorganization will be consummated for the Fund whether or not the shareholders of Dreyfus Premier Balanced Fund approve the reorganization of that fund.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. Class Z shares of the Acquiring Fund will be offered to shareholders of the Fund who received Class Z shares in exchange for their Fund shares and continue to maintain Acquiring Fund accounts as a result of the Reorganization. Otherwise, Class Z generally would be closed to new investors and for new accounts (except for certain wrap accounts or similar programs or certain group retirement plans). See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Shareholder Services Plan. Fund shares and Class Z shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay Dreyfus Service Corporation, its distributor, a fee in an amount not to exceed the annual rate of 0.25% of the value of the average daily net assets of Fund shares and Class Z shares of the Acquiring Fund, respectively, for providing shareholder services. See "Shareholder Services Plan" in the Fund's Statement of Additional Information and "Distribution Plan and Shareholder Services Plans" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plans.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are similar. The Acquiring Fund normally pays dividends and capital gains distributions annually. The Fund normally pays dividends quarterly and distributes any net capital gains it has realized once a year. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

           Certain Organizational Differences Between the Acquiring Fund and the Fund. The Acquiring Fund is a separate series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law. The Fund is a Maryland corporation, and the rights of its shareholders are governed by the Fund's Articles of Incorporation (the "Charter"), the Fund's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Acquiring Fund, or a majority, in the case of the Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Fund and Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust's Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Fund's Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or Acquiring Fund are not affected by such quorum requirements.

           Shareholder Liability. Under Maryland law, Fund stockholders have no personal liability as such for the Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Acquiring Fund, or the Trust's Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been an Acquiring Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Acquiring Fund considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Acquiring Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under Maryland law, the Fund's Charter and By-Laws and subject to the 1940 Act, a Director or officer of the Fund is not liable to the Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Fund is insured against losses arising from the advances, or (iii) the disinterested non-party directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

          If these provisions of Maryland law are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under Massachusetts law, the Trust's Trust Agreement and the Trust's By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Acquiring Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

          The foregoing is only a summary of certain differences between the Fund, the Fund's Charter, By-Laws and Maryland law, and the Acquiring Fund, the Trust's Trust Agreement, By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Fund's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

           After reviewing the equity and bond funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management polices, and completing its separate review of the Fund's performance record, Dreyfus recommended that the Fund be consolidated with the Acquiring Fund. The Board members of the Fund and the Trust have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Fund's Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund with a better performance record, without diluting such shareholders' interests. As of June 30, 2004, the Fund had net assets of approximately $127.3 million and the Acquiring Fund had net assets of approximately $500 million. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Dreyfus should be able to provide more efficient portfolio management and eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

          The Board of the Trust considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

          The Boards of the Fund and of the Trust also considered that Dreyfus and Wisconsin Capital will benefit from the Reorganization. Because the Acquiring Fund has agreed to pay Dreyfus a higher management fee than the Fund, Dreyfus will earn additional revenue on the assets the Fund transfers to the Acquiring Fund as a result of the Reorganization. This additional revenue, however, will be offset by the sub-investment advisory fees Dreyfus pays Wisconsin Capital and by any fees and expenses of the Acquiring Fund that Dreyfus waives or reimburses pursuant to its undertaking to cap the Acquiring Fund's operating expenses until at least November 30, 2006. As sub-adviser to the Acquiring Fund, Wisconsin Capital would benefit from increases in the amount of sub-investment advisory fees it will receive due to the increase in Acquiring Fund assets resulting from the Reorganization. In addition, the Boards reviewed the terms of a strategic arrangement between Dreyfus and Wisconsin Capital with respect to the Acquiring Fund, which, among other things, provides that Dreyfus pay Wisconsin Capital a minimum amount of sub-investment advisory fees based on the assets of the Acquiring Fund. Because any assets of the Fund transferred to the Acquiring Fund in the Reorganization would be used in the calculation of sub-investment advisory fees to be paid by Dreyfus to Wisconsin Capital, the Reorganization could provide Dreyfus with economic benefits.

          In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

          For the reasons described above, the Boards of the Trust and the Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on December 17, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class Z shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and Class Z shares of the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies—Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or prior to the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

          As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class Z shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the Fund's shareholders of record. Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the transfer agent of the Acquiring Fund.

          The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Trust under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Trust.

          The total expenses of the Reorganization are expected to be approximately $79,000, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm will be retained to solicit proxies on behalf of the Fund's Board. The cost of such outside solicitation firm, which will be borne by Dreyfus, is estimated to be approximately $5,482.

          If the Reorganization is not approved by Fund shareholders, the Fund's Board will consider other appropriate courses of action.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Trust, the Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class Z shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Class Z shares to Fund shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class Z shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class Z shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class Z shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

          As of the Fund's fiscal year ended August 31, 2003, the Fund has an unused capital loss carryforward of $19,762,632. There are limitations to the amount of the carryforward that can be utilized in any one fiscal year, and any amount that cannot be utilized in any one fiscal year can be carried over to a succeeding fiscal year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different fiscal years. Consequently, as a result of the limitations on the use of the capital loss carryforward, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

          The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. Pursuant to the Fund's Charter, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Prospectus of the Acquiring Fund, forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-51061). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-06013).

          Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

           Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus' ability to perform its contract with the Dreyfus funds.

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm will be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of one-third of the Fund's outstanding shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

          As of August 31, 2004, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Fund:

                                                             Percentage of
                                                          Outstanding Shares
             ----------------------------         -----------------------------------
                                                                           After
                                                      Before           Reorganization
Name and Address                                  Reorganization         (Class Z)
----------------                                  --------------       --------------

Nationwide Qualified Plans                             40.2%               40.2%
Variable Account
P.O. Box 182029
Columbus, OH 43218-2029

Nationwide Trust Company FSB                           7.6%                 7.6%
c/o Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Charles Schwab & Co., Inc.                             5.7%                 5.7%
For the Benefit of Its Customers
101 Montgomery Street
San Francisco, CA 94104-4122

As of August 31, 2004, the following were known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:

         Class A Shares
         --------------
                                                                   Percentage of
        Name and Address                                        Outstanding Shares
        ----------------                                        ------------------

                                                            Before               After
                                                        Reorganization       Reorganization
                                                        ---------------      ---------------
  Charles Schwab & Co., Inc.                                 27.5%               27.5%
  For the Benefit of Its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122

         Class B Shares
         --------------                                         ------------------
                                                                   Percentage of
        Name and Address                                        Outstanding Shares
        ----------------                                        ------------------

                                                            Before               After
                                                        Reorganization       Reorganization
                                                        ---------------      ---------------

  Citigroup Global Markets, Inc.                             7.8%                 7.8%
  For the Benefit of Its Customers
  333 West 34th Street, 3rd Floor
  New York, NY 10001-2402

        Class C Shares
        --------------                                          ------------------
                                                                   Percentage of
        Name and Address                                        Outstanding Shares
        ----------------                                        ------------------

                                                            Before               After
                                                        Reorganization       Reorganization
                                                        ---------------      ---------------

  Merrill Lynch, Pierce, Fenner & Smith                      15.0%               15.0%
  For the Sole Benefit of Its Customers
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6484

  Citigroup Global Markets, Inc.                             8.0%                 8.0%
  For the Benefit of Its Customers
  333 West 34th Street, 3rd Floor
  New York, NY 10001-2402

        Class J Shares
        --------------                                          ------------------
                                                                   Percentage of
        Name and Address                                        Outstanding Shares
        ----------------                                        ------------------

                                                            Before               After
                                                        Reorganization       Reorganization
                                                        ---------------      ---------------

  Thompson Plumb Trust Company                               14.0%               14.0%
  1200 John Q. Hammons Drive, 5th Floor
  Madison, WI 53717

  Putnam Fiduciary Trust Company, FBO                        14.0%               14.0%
  Kohl's Corporation, 401k Plan
  1 Investors Way
  Norwood, MA 02062-1599

  Charles Schwab & Co., Inc.                                 11.6%               11.6%
  For the Benefit of Its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4122

  National Financial Services LLC                            9.0%                 9.0%
  For the Exclusive Benefit of Its Customers
  Attn: Mutual Funds Department
  1 World Financial Center
  200 Liberty Street, 5th Floor
  New York, NY 10281-5503

        Class R Shares
        --------------                                          ------------------
                                                                   Percentage of
        Name and Address                                        Outstanding Shares
        ----------------                                        ------------------

                                                            Before               After
                                                        Reorganization       Reorganization
                                                        ---------------      ---------------

  Dreyfus Trust Company, Custodian                           28.0%               28.0%
  Attn: David H. Holsinger
  Under 403(B) 7 Plan
  133 West Skylark Drive
  Boise, ID 8370-2921

  MBC Investments Corporation                                21.4%               21.4%
  c/o Mellon Financial Corporation
  4001 Kenett Pike, Suite 218
  2 Greenville Crossing
  Greenville, DE 19807-2029

  Dreyfus Trust Company, Custodian                           17.0%               17.0%
  FBO Carol K. McCarty
  Under IRA Plan
  428 4th Street
  Manhattan Beach, CA 90266-6427

  Windsor Consulting, Inc.                                   16.6%               16.6%
  For the Benefit of Its Customers
  370 W. Pleasantview Avenue #288
  Hackensack, NJ 076001-8004

  McDonald Investments                                       11.0%               11.0%
  For the Benefit of Its Customers
  4900 Tiedman Road
  Brooklyn, OH 44144-2338

        Class T Shares
        --------------                                          ------------------
                                                                   Percentage of
        Name and Address                                        Outstanding Shares
        ----------------                                        ------------------

                                                            Before               After
                                                        Reorganization       Reorganization
                                                        ---------------      ---------------

  Kenneth A. Stein & Diana J. Stein, Trustees                8.0%                 8.0%
  Kenneth A. Stein & Diana J. Stein, Trust
  1634 West Pinewood Court
  Mequon, WI 53092-2985

  Citigroup Global Markets, Inc.                             6.1%               6.1%
  For the Benefit of Its Customers
  333 West 34th Street, 3rd Floor
  New York, NY 10001-2402

        --------------                                          ------------------
                                                                   Percentage of
        Name and Address                                        Outstanding Shares
        ----------------                                        ------------------

                                                            Before               After
                                                        Reorganization       Reorganization
                                                        ---------------      ---------------
  Pershing LLC                                               6.0%                 6.0%
  For the Benefit of Its Customers
  P.O. Box 2052
  Jersey City, NJ 07303-2052

  American Enterprise Investment Services                    5.3%                 5.3%
  For the Benefit of Its Customers
  P.O. Box 9446
  Minneapolis, MN 55440-9446

As of August 31, 2004, Board members and officers of the Fund and the Trust, as a group, owned less than 1% of the Fund's and of the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended August 31, 2003 and the audited financial statements of the Acquiring Fund for the fiscal year ended November 30, 2003 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the Fund's independent registered public accounting firm, and PricewaterhouseCoopers LLP, the Acquiring Fund's independent registered public accounting firm, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Fund's Directors are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of September 21, 2004 (the "Agreement"), between DREYFUS BALANCED FUND, INC. (the "Fund"), a Maryland corporation, and DREYFUS PREMIER MANAGER FUNDS II (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS PREMIER BALANCED OPPORTUNITY FUND (the "Acquiring Fund").

          This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class Z shares ("Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a non-diversified, registered, open-end management investment company, and the Acquiring Fund is a diversified series of the Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

           WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

           1.     THE REORGANIZATION.

           1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3     Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

           1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

           1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

           2.     VALUATION.

           2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Trust Document"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Trust's Trust Document and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

           2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

           3.     CLOSING AND CLOSING DATE.

           3.1     The Closing Date shall be December 17, 2004, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

           3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

           3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4.     REPRESENTATIONS AND WARRANTIES.

           4.1     The Fund represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

                (a)     The Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                (b)     The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)     The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)     The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Articles of Incorporation (the "Fund's Charter") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

                (e)     The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                (f)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                (g)     The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended August 31, 2003 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                (h)     Since August 31, 2003, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                (i)     At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (j)     For each taxable year of its operation (including the taxable year ending at the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (k)     All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                (l)     On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                (m)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (n)     The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2     The Trust, on behalf of the Acquiring Fund, represents and warrants to the Fund as follows:

                (a)     The Acquiring Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to carry out its obligations under this Agreement.

                (b)     The Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                (c)     The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                (d)     The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Trust Document or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                (e)     No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                (f)     The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended November 30, 2003 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                (g)     Since November 30, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                (h)     At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                (i)     For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (j)     All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (k)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (l)     The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                (m)     No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                (n)     The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Fund conducted before the Reorganization and (ii) use a significant portion of the Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

                (o)     The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

           5.     COVENANTS OF THE FUND AND THE Trust, ON BEHALF OF THE ACQUIRING FUND.

           5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2     The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

           5.5     The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

           5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1     All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           6.2     The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

           6.3     The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

           7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1     All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           7.2     The Trust shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

           8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Charter and the 1940 Act.

           8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

           8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                (a)     The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders constructively in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

          No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           9.     TERMINATION OF AGREEMENT; EXPENSES.

           9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

           9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

           9.3     Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

           10.     WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

           11.     MISCELLANEOUS.

           11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

           11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Trust shall be governed and construed in accordance with the internal laws of the State of Maryland and the Commonwealth of Massachusetts, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

           11.4     This Agreement may be amended only by a signed writing between the parties.

           11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund or the Trust personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund's Charter or the Trust's Trust Document; a copy of the Fund's Charter is on file at the office of the Secretary of the State of Maryland and at the Fund's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

          IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS BALANCED FUND, INC. By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST: /s/ Michael A. Rosenberg
      Michael A. Rosenberg,
      Assistant Secretary

DREYFUS PREMIER MANAGER FUNDS II, on behalf of Dreyfus Premier Balanced Opportunity Fund By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST: /s/ Jeff Prusnofsky
       Jeff Prusnofsky,
       Secretary

EXHIBIT B

DESCRIPTION OF THE BOARD MEMBERS FOR THE ACQUIRING FUND

           Board Members for the Acquiring Fund, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations are shown below.

Board Members for the Acquiring Fund1

Name (Age)                     Principal Occupation
Position with Trust (Since)    During Past 5 Years            Other Board Memberships and Affiliations
---------------------------    ----------------------         -----------------------------------------

Joseph S. DiMartino (61)       Corporate Director and         The Muscular Dystrophy Association, Director
Chairman of the Board          Trustee                        Levcor International, Inc., an apparel fabric
(2003)                                                           processor, Director
                                                              Century Business Services, Inc., a provider of
                                                                 outsourcing functions for small and medium
                                                                 size companies, Director
                                                              The Newark Group, a provider of a national market
                                                                 of paper recovery facilities, paperboard mills
                                                                 and paperboard converting plants, Director

David P. Feldman (63)          Corporate Director and         BBH Mutual Funds Group (11 funds), Director
Board Member (2003)            Trustee                        The Jeffrey Company, a private investment
                                                                 company, Director
                                                              QMED, a medical device company, Director

Ehud Houminer (63)             Executive-in-Residence at      Avnet Inc., an electronics distributor, Director
Board Member (2003)              the Columbia Business        International Advisory Board to the MBA Program
                                 School, Columbia               School of Management, Ben Gurion University,
                                 University;                    Chairman
                               Principal of Lear, Yavitz      Explore Charter School, Brooklyn, NY, Chairman
                                 and Associates, a
                                 management consulting firm
                                 from 1996 to 2001

Gloria Messinger (74)          Arbitrator for American        Yale Law School Fund, Director
Board Member (2003)              Arbitration Association      Theater for a New Audience, Inc., Director
                                 and National Association     New York Women's Agenda Music Performance Trust
                                 of Securities Dealers,         Fund, Director
                                 Inc.;                        Brooklyn Philharmonic, Director
                               Consultant in Intellectual
                                 Property

T. John Szarkowski (78)        Consultant in Photography      Photography Department at The Museum of Modern
Board Member (2003)                                             Art, Director Emeritus

Anne Wexler (74)               Chairman of the Wexler         Wilshire Mutual Funds (5 funds), Director
Board Member (2003)              Group, consultants           Methanex Corporation, a methanol production
                                 specializing in government     company, Director
                                 relations and public         Member of the Council of Foreign Relations
                                 affairs                      Member of the National Park Foundation

_______________

1 None of the Board members are “interested persons” of the Trust, as defined in the 1940 Act.

DREYFUS BALANCED FUND, INC.

          The undersigned shareholder of Dreyfus Balanced Fund, Inc. (the "Fund"), hereby appoints Jeff Prusnofsky and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on September 24, 2004, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m., on Wednesday, December 1, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund to the Acquiring Fund, in exchange for the Acquiring Fund's Class Z shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

FOR / /	AGAINST / /	ABSTAIN / /

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.

2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

          If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ _________________________ Signature(s) _________________________ Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

DREYFUS BALANCED FUND, INC.
PARTICIPATING INSURANCE COMPANY

The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the "Policies") offered by the indicated insurance company (the "Participating Insurance Company"), hereby instructs the Participating Insurance Company to vote as indicated herein, all of the shares of common stock of Dreyfus Balanced Fund, Inc. (the "Fund"), held in each separate account attributable to the Policies at the close of business on September 24, 2004, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 10:00 a.m. on Wednesday, December 1, 2004, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:_______________________, 2004

__________________________
Signature(s)

__________________________
Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

FOLD AND DETACH HERE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO
NOT USE FINE POINT PENS.

VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE FUND'S BOARD AND
WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE
INDICATED.

1.	To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund to the Acquiring Fund, in exchange for the Acquiring Fund's Class Z shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

FOR	AGAINST	ABSTAIN

2	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

STATEMENT OF ADDITIONAL INFORMATION

October 6, 2004

Acquisition of the Assets of

DREYFUS BALANCED FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A, B, C, R and T Shares of

DREYFUS PREMIER BALANCED
OPPORTUNITY FUND
(A series of Dreyfus Premier Manager Funds II)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated October 6, 2004 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Balanced Fund, Inc. (the "Fund"), in exchange for Class Z shares of Dreyfus Premier Balanced Opportunity Fund (the "Acquiring Fund"), a series of Dreyfus Premier Manager Funds II (the "Trust"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated September 21, 2004.

2.	The Acquiring Fund's Annual Report for the fiscal year ended November 30, 2003.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended May 31, 2004.

4.	The Fund's Annual Report for the fiscal year ended August 31, 2003.

5.	The Fund's Semi-Annual Report for the six-month period ended February 29, 2004.

6.	Pro forma financials for the combined Fund and Acquiring Fund as of June 30, 2004.

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated October 6, 2004 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated September 21, 2004 is incorporated herein by reference to the Trust's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A, filed September 20, 2004 (File No. 333-104120). The financial statements of the Acquiring Fund are incorporated herein by reference to its predecessor fund's Annual Report for its fiscal year ended November 30, 2003, filed January 29, 2004, and its Semi-Annual Report for the six-month period ended May 31, 2004, filed July 29, 2004.

          The Fund's Statement of Additional Information dated January 1, 2004 is incorporated herein by reference to the Fund's Post-Effective Amendment No. 16 to its Registration Statement on Form N-1A, filed December 23, 2003 (File No. 33-50350). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended August 31, 2003, filed November 3, 2003, and its Semi-Annual Report for the six month period ended February 29, 2004, filed April 29, 2004.